Exhibit 99.4

                         CLEARFIELD BANK & TRUST COMPANY

                                      PROXY

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________ __, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints ____________________, _________________ and ____________________ and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Clearfield Bank & Trust Company (the "Bank") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Bank to be held at 11 North Second Street, Clearfield, Pennsylvania 16830 on _______, _______ __, 1999, commencing at _____ p.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.       PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN
         OF REORGANIZATION.

         [  ]     FOR              [  ]     AGAINST           [  ]     ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.

2. PROPOSAL TO POSTPONE OR ADJOURN THE SPECIAL MEETING OF SHAREHOLDERS TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION.

         [  ]     FOR              [  ]     AGAINST           [  ]     ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.


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3.       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.


                                          Dated:                         , 199__




                                                     Signature of Shareholder



                                                     Signature of Shareholder

Number of Shares Held of Record
on __________ __, 1999


     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.